EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2007.

/s/ Roger G. Ackerman
Roger G. Ackerman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2007.

/s/ James R. Barker
James R. Barker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2007.

/s/ Marc C. Breslawsky
Marc C. Breslawsky

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2007.

/s/ John S. Brinzo
John S. Brinzo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2007.

/s/ Thomas R. Hudson Jr.
Thomas R. Hudson Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 2007.

/s/ Murray D. Martin
Murray D. Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2007.

/s/ Lawrence J. Mosner
Lawrence J. Mosner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2007.

/s/ Carl S. Sloane
Carl S. Sloane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2007.

/s/ Timothy Smart
Timothy Smart

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Key Employees’ Deferred Compensation Program of The Brink’s Company (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2007.

/s/ Ronald L. Turner
Ronald L. Turner